Exhibit 10 (1)
AMENDMENT NO. 1 TO AMENDED AND RESTATED LOAN AGREEMENT
     This AMENDMENT NO. 1 TO AMENDED AND RESTATED LOAN AGREEMENT (this “Agreement”) is entered into and effective as of June 16, 2006, by and among Layne Christensen Company, a Delaware corporation (Borrower) and LaSalle Bank National Association (LaSalle), as Administrative Agent, and LaSalle and the other lenders a party hereto, as Lenders.
Recitals:
A.	Borrower, Administrative Agent and Lenders are party to that certain Amended and Restated Loan Agreement dated as of September 28, 2005 (the “Original Loan Agreement”).

B.	Administrative Agent, the Required Lenders and Borrower have agreed to the provisions set forth herein on the terms and conditions contained herein.
Agreement
     Therefore, in consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, Borrower, Administrative Agent and the Required Lenders hereby agree as follows:
1. Definitions. All references to the “Agreement” or the “Loan Agreement” in the Original Loan Agreement, any of the other Loan Documents, and in this Agreement shall be deemed to be references to the Original Loan Agreement as it may be amended, restated, extended, renewed, replaced, or otherwise modified from time to time. Capitalized terms used and not otherwise defined herein have the meanings given them in the Original Loan Agreement.
2. Effectiveness of Agreement. This Agreement shall become effective as of June 16, 2006, but only if this Agreement has been executed by Borrower, Administrative Agent and the Required Lenders, and only if all of the documents listed on Exhibit A to this Agreement have been delivered and, as applicable, executed, sealed, attested, acknowledged, certified, or authenticated, each in form and substance satisfactory to Administrative Agent and the Required Lenders.
3. Waiver and Consent.
     3.1. Borrower has notified Administrative Agent that Borrower intends to acquire substantially all of the capital stock of Collector Wells International, Inc., an Ohio corporation and its wholly-owned Subsidiary, International Water Consultants, Inc., an Ohio corporation (collectively, “Collector Wells”) for approximately $4,500,000, such purchase price being subject to a working capital adjustment and a possible earn-out payment (the “Collector Wells Transaction”).
     3.2. Borrower has notified Administrative Agent that for the twelve month period ended on the last day of the calendar month most recently ended, Collector Wells has not had consolidated EBITDA greater than zero Dollars. Section 13.6(iv) of the Original Loan Agreement requires, as a condition for any Permitted Acquisition, that the Target have a positive EBITDA for the twelve month period ended on the last day of the calendar month most recently ended.
     3.3. Borrower has not provided all the projections regarding the Collector Wells Transaction as required by Section 13.6(xi) at least 20 days prior to the closing of the Collector Wells Transaction.

     3.4. Administrative Agent and the Required Lenders hereby waive the applicability of Section 13.6(iv) to the Collector Wells Transaction.
     3.5. Administrative Agent and the Required Lenders hereby waive the applicability of Section 13.6(xi) to the Collector Wells Transaction.
     3.6. The waivers contained in this Section 3 are specific in intent and are valid only for the specific purpose for which given. Nothing contained herein obligates Administrative Agent or any Lender to agree to any additional waivers of any provisions of any of the Loan Documents, including but not limited to Section 13.6. The waivers contained in this Section shall not operate as a waiver of Administrative Agent’s or any Lender’s right to exercise remedies resulting from any other Defaults or Events of Default, whether or not of a similar nature and whether or not known to Administrative Agent or any Lender.
     3.7. The covenant contained in the Agreement of Indemnity governing the surety bonds listed on Exhibit 14.1 to the Original Loan Agreement purportedly granting a Security Interest in the assets of Collector Wells shall not, subject to all other terms and provisions of the Original Loan Agreement, including, without limitation, Sections 13.2 and 13.5 Original Loan Agreement, implicate the Section 13.20 of the Original Loan Agreement.
4. Amendments.
     4.1. Indebtedness. Section 13.2.4. is deleted and replaced with the following:
“13.2.4. Excluding any Hedge Obligations, the Loan Obligations and the Term Indebtedness, Priority Indebtedness up to (I) for all periods prior to September 1, 2008, the greater of (A) 10% of Tangible Net Worth as calculated as of any date, and (B) $12,000,000, and (II) for all periods from and after September 1, 2008, 10% of Tangible Net Worth as calculated as of any date.”
     4.2. Security Interests. The last paragraph of Section 13.5 is deleted and replaced with the following:
“At no time shall Borrower or any Covered Person allow to exist on or against its assets any financing statements, mortgages or similar documents, except as permitted by this Agreement, and except for the surety bonds listed on Exhibit 14.1 hereto.”
     4.3. Total Funded Debt. The definition of Total Funded Debt in Section 14.1 is deleted and replaced with the following:
“Total Funded Indebtedness means the outstanding principal balance of the Loan Obligations (excluding the Letter of Credit Exposure), other Indebtedness for borrowed money including without limitation the Term Indebtedness, and the initial capitalized cost of assets subject to Capital Leases at the time of calculation; provided, however for clarification the foregoing, for purposes of this definition only does include: (i) excluding the surety bonds listed on Exhibit 14.1 hereto, Indebtedness secured by any Security Interest (other than Security Interests permitted by Section 13.5.8) existing on property owned subject to such Security Interest, whether or not the Indebtedness secured thereby shall have been assumed; (ii) Indirect Obligations (other than endorsement of negotiable instruments for collection in the ordinary course of business) and other contractual commitments (whether direct or indirect in connection with obligations, stock or dividends of any person) including, without limitation, liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for such Person’s account by banks or other financial institutions, but only in respect of and to the extent of payments made under such letters of credit or instruments by the issuers thereof; (iii) mandatory redeemable preferred stock; (iv) Hedge Obligations, (v) unfunded pension liabilities; (vi) preferred stock of Subsidiaries held by third parties; and (vii) the outstanding balance of the purchase price of uncollected Accounts subject at such time to a sale of receivables or other similar transaction, regardless of whether such transaction is effected without recourse or in a manner which would not be reflected on the balance sheet in accordance with GAAP; and provided further, however for clarification, the foregoing, for purposes of this definition only, does not include: items of contingency reserves, accrued insurance expense, minority interest, pension liabilities (other than unfunded pension liabilities), reserves for deferred income taxes, ordinary course trade accounts payable and accrued expenses shown as current liabilities on the Financial Statements.”
5. Representations and Warranties of Borrower. Borrower hereby represents and warrants to Administrative Agent and the Lenders that (i) Borrower’s execution of this Agreement has been duly authorized by all requisite action of Borrower; (ii) no consents are necessary from any third parties for Borrower’s execution, delivery or performance of this Agreement, (iii) this Agreement, the Loan Agreement, and each of the other Loan Documents, constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms, except to the extent that the enforceability thereof against Borrower may be limited by bankruptcy, insolvency or other laws affecting the enforceability of creditors rights generally or by equity principles of general application, (iv) except as disclosed on the supplemental disclosure schedule attached hereto as Exhibit B, the disclosure schedule attached to the Original Loan Agreement, and as disclosed by the terms of any amendments, consents or waivers signed by Administrative Agent and the Lenders prior to the date hereof, all of the representations and warranties contained in Section 10 of the Loan Agreement are true and correct with the same force and effect as if made on and as of the date of this Agreement, and (v) after giving effect to this Agreement, there is no Existing Default.
6. Effect of Amendment. Except as set forth in Section 3 hereof, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Original Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Original Loan Agreement, any of the other Loan Documents or any existing Default or Event of Default, nor, except as set forth in Section 4 hereof, be or be construed or deemed to be, an amendment or modification of any provision of the Original Loan Agreement or the other Loan Documents.
7. Reaffirmation. Borrower hereby represents, warrants, acknowledges and confirms that (i) the Loan Agreement and the other Loan Documents remain in full force and effect, (ii) Borrower has no defenses to its obligations under the Loan Agreement and the other Loan Documents, and (iii) Borrower has no claim against Administrative Agent or any Lender arising from or in connection with the Loan Agreement or the other Loan Documents and hereby waives, releases and discharges forever any claims the Borrower may have against Administrative Agent or any Lender arising on or prior to the date hereof.
8. Governing Law. This Agreement has been executed and delivered in Chicago, Illinois, and shall be governed by and construed under the laws of the State of Illinois without giving effect to choice or conflicts of law principles thereunder.
9. Section Titles. The section titles in this Agreement are for convenience of reference only and shall not be construed so as to modify any provisions of this Agreement.
10. Counterparts; Facsimile Transmissions. This Agreement may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Agreement may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.
11. Patriot Act Notice. Administrative Agent, each Lender and LaSalle (for itself and not on behalf of any other party) hereby notifies each Borrower, each Guarantor, each other Covered Person and each of their Subsidiaries that, pursuant to the requirements of the USA Patriot Act, Title III of Pub. L. 107-56, signed into law October 26, 2001 (the “Act”), it is required to obtain, verify and record information that identifies each Borrower, each Guarantor, each other Covered Person and each of their Subsidiaries, which information includes the name and address of the Borrower, each Guarantor, each other Covered Person and each of their Subsidiaries and other information that will allow Administrative Agent, such Lender or LaSalle, as applicable, to identify the Borrower, each Guarantor, each other Covered Person and each of their Subsidiaries in accordance with the Act.
12. Incorporation By Reference. Administrative Agent, Required Lenders and Borrower hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Agreement by this reference.
13. Statutory Notice — Insurance.
The following notice is given pursuant to Section 10 of the Collateral Protection Act set forth in Chapter 815 Section 180/1 of the Illinois Compiled Statutes (1996); nothing contained in such notice shall be deemed to limit or modify the terms of the Loan Documents:
UNLESS YOU PROVIDE EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY YOUR AGREEMENT WITH US, WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTERESTS IN YOUR COLLATERAL. THIS INSURANCE MAY, BUT NEED NOT, PROTECT YOUR INTERESTS. THE COVERAGE THAT WE PURCHASE MAY NOT PAY ANY CLAIM THAT YOU MAKE OR ANY CLAIM THAT IS MADE AGAINST YOU IN CONNECTION WITH THE COLLATERAL. YOU MAY LATER CANCEL ANY INSURANCE PURCHASED BY US, BUT ONLY AFTER PROVIDING EVIDENCE THAT YOU HAVE OBTAINED INSURANCE AS REQUIRED BY OUR AGREEMENT. IF WE PURCHASE INSURANCE FOR THE COLLATERAL, YOU WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING THE INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES WE MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THH; INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO YOUR TOTAL OUTSTANDING BALANCE OR OBLIGATION. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE YOU MAY BE ABLE TO OBTAIN ON YOUR OWN.
14. Statutory Notice — Oral Commitments. Nothing contained in the following notice shall be deemed to limit or modify the terms of the Loan Documents:
ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND

EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.
Borrower acknowledges that there are no other agreements between Administrative Agent, Lenders, and Borrower, oral or written, concerning the subject matter of the Loan Documents, and that all prior agreements concerning the same subject matter, including any proposal or commitment letter, are merged into the Loan Documents and thereby extinguished.
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     IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

LAYNE CHRISTENSEN COMPANY, A Delaware corporation

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President—Finance

LASALLE BANK NATIONAL ASSOCIATION,
as Administrative Agent and as a Lender

By:	/s/ James C. Binz

Name:	James C. Binz
Title:	Senior Vice President

NATIONAL BANK OF INDIANA,
as a Lender

By:	/s/ Tracy J. Venable

Name:	Tracy J. Venable
Title:	Vice President

HARRIS N.A.
as a Lender

By:	/s/ Joann L. Holman

Name:	Joann L. Holman
Title:	Director

ALLIED IRISH BANKS, P.L.C.
as a Lender

By:	/s/ Margaret Brennan, /s/ Gregory J. Wiske

Name:	Margaret Brennan Gregory J. Wiske
Title:	Senior Vice President Vice President

FIRST BANK
as a Lender

By:	/s/ Traci L. Dodson

Name:	Traci L. Dodson
Title:

Unconditionally Acknowledged and Agreed to as of the first date written above

BOYLES BROS. DRILLING COMPANY,
a Utah corporation

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

CHRISTENSEN BOYLES CORPORATION,
a Delaware corporation

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

INTERNATIONAL DIRECTIONAL SERVICES, LLC,
a Delaware limited liability company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

LAYNE TEXAS, INCORPORATED,
a Delaware corporation

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

MID-CONTINENT DRILLING COMPANY,
a Delaware corporation

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

SHAWNEE OIL & GAS, L.L.C.,
a Delaware limited liability company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

STAMM-SCHEELE INCORPORATED,
a Louisiana corporation

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

TOLEDO OIL & GAS SERVICES, INC.,
a Louisiana corporation

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

VIBRATION TECHNOLOGY, INC.
a Delaware corporation

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

LAYNE DRILLING PTY LTD,
an Australian company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Director

LAYNE CHRISTENSEN AUSTRALIA PTY LTD,
an Australian company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Director

STANLEY MINING SERVICES PTY LTD,
an Australian company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Director

SMS HOLDINGS PTY LTD,
an Australian company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Director

WEST AFRICAN HOLDINGS PTY LTD,
an Australian company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Director

WEST AFRICAN DRILLING SERVICES PTY LTD,
an Australian company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Director

WEST AFRICAN DRILLING SERVICES (NO. 2) PTY LTD, an Australian company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Director

LAYNE ENERGY, INC., a Delaware corporation

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

LAYNE ENERGY CHERRYVALE, LLC,
a Delaware limited liability company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

LAYNE ENERGY CHERRYVALE PIPELINE, LLC,
a Delaware limited liability company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

LAYNE ENERGY DAWSON, LLC,
a Delaware limited liability company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

LAYNE ENERGY DAWSON PIPELINE, LLC,
a Delaware limited liability company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

LAYNE ENERGY ILLINOIS, LLC,
a Delaware limited liability company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

LAYNE ENERGY ILLINOIS PIPELINE, LLC,
a Delaware limited liability company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

LAYNE ENERGY MARKETING, LLC,
a Delaware limited liability company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

LAYNE ENERGY OPERATING, LLC,
a Delaware limited liability company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

LAYNE ENERGY OSAGE, LLC,
a Delaware limited liability company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

LAYNE ENERGY PIPELINE, LLC,
a Delaware limited liability company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

LAYNE ENERGY PRODUCTION, LLC,
a Delaware limited liability company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

LAYNE ENERGY RESOURCES, INC.
a Delaware corporation

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

LAYNE ENERGY SYCAMORE, LLC,
a Delaware limited liability company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

LAYNE ENERGY SYCAMORE PIPELINE, LLC,
a Delaware limited liability company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

LAYNE WATER DEVELOPMENT AND STORAGE, LLC,
a Delaware limited liability company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

CHERRYVALE PIPELINE, LLC,
a Kansas limited liability company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

REYNOLDS, INC.,
an Indiana corporation

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

INLINER TECHNOLOGIES, LLC,
an Indiana limited liability company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

LINER PRODUCTS, LLC,
an Indiana limited liability company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

REYNOLDS INLINER, LLC,
an Indiana limited liability company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

REYNOLDS TRANSPORT CO.,
an Indiana corporation

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President